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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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☐	Soliciting Material Pursuant to §240.14a-12
MOSSIMO, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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MOSSIMO, INC.
2016 Broadway
Santa Monica, California

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD JUNE 4, 2004

To Our Stockholders:

        NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Mossimo, Inc. (the "Company") will be held at The Fairmount Miramar Hotel located at 101 Wilshire Blvd., Santa Monica, CA, 90401 on June 4, 2004 at 5:00 p.m. for the following purposes:

  1.
  To elect one director to serve a three-year term until his successor is duly elected and qualified; and

  2.
  To transact such other business as may properly come before the Annual Meeting and any adjournments thereof.

        The Board of Directors has fixed April 16, 2004 as the record date for determination of stockholders entitled to notice of and to vote at the Annual Meeting and any adjournment thereof.

        If you owned Mossimo, Inc. common stock at the close of business on April 16, 2004, you may attend and vote at the meeting. If you cannot attend the meeting, you may vote by mailing the proxy card in the enclosed postage-paid envelope. Any stockholder attending the meeting may vote in person, even if you have already returned a proxy card. A list of stockholders eligible to vote at the meeting will be available for review during our regular business hours at our headquarters in Santa Monica for the ten days prior to the meeting for any purpose related to the meeting.

        WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING, PLEASE MARK, DATE AND SIGN THE ACCOMPANYING PROXY CARD AND RETURN IT PROMPTLY IN THE ENVELOPE ENCLOSED FOR THAT PURPOSE.

By Order of the Board of Directors
Mossimo G. Giannulli Chairman and Chief Executive Officer

Santa Monica, California
May 1, 2004

MOSSIMO, INC.
2016 Broadway
Santa Monica, California 90401

PROXY STATEMENT
FOR
ANNUAL MEETING OF STOCKHOLDERS
JUNE 4, 2004

GENERAL

        The accompanying proxy is solicited by and on behalf of the Board of Directors of Mossimo, Inc. ("Mossimo" or the "Company") in connection with the Annual Meeting of Stockholders to be held at 5:00 p.m. on June 4, 2004, at The Fairmount Miramar Hotel located at 101 Wilshire Blvd., Santa Monica, CA 90401 and at any and all adjournments thereof (the "Annual Meeting").

        A copy of our Annual Report to Shareholders for the year ended December 31, 2003 and this proxy statement and accompanying proxy will first be mailed to stockholders on or about May 1, 2004. Mossimo, Inc. will bear the expense of soliciting proxies. Our officers and regular employees (who will receive no compensation in addition to their regular salaries) may solicit proxies. Our officers and regular employees may solicit proxies personally, as well as by mail, telephone, and telegram from brokerage houses and other stockholders. We will reimburse banks, brokers and other custodians, nominees and fiduciaries for reasonable charges and expenses incurred in forwarding soliciting materials to their clients. We have also hired Bank of New York to help us solicit proxies from brokers, bank nominees and other institutional owners for a customary fee.

        Our principal executive offices are located at 2016 Broadway, Santa Monica, California, 90401, telephone (310) 460-0040.

VOTING RIGHTS AND OUTSTANDING SHARES

        Only stockholders of record of our common stock as of April 16, 2004 will be entitled to vote at the Annual Meeting. On April 16, 2004, there were 15,738,442 outstanding shares of common stock, which constituted all of the outstanding voting securities of the Company. Cumulative voting is not available and each share of Common Stock is entitled to one vote on all matters to come before the Annual Meeting.

        The presence at the meeting, in person or by proxy, of a majority of the shares of the common stock issued and outstanding on April 16, 2004, will constitute a quorum. Abstentions and broker non-votes (proxies submitted by brokers that do not indicate a vote for a proposal because they do not have discretionary voting authority and have not received instructions as to how to vote on a proposal) are counted as present in determining whether the quorum requirement is satisfied. However, broker non-votes will not be counted in determining the number of shares necessary for approval of any proposal.

        All shares represented by each properly executed, unrevoked proxy received by us prior to the vote will be voted in the manner specified. If the manner of voting is not specified, the proxy will be voted FOR election to the Board of Directors of the nominee named herein. If any other matters are properly presented at the Annual Meeting for consideration, including, among other things, consideration of a motion to adjourn the Annual Meeting to another time or place, the persons named in the proxy will have discretion to vote on these matters in accordance with their best judgment.

        You may revoke your proxy at any time before it is actually voted at the meeting by:

  •
  delivering written notice of revocation to our Corporate Secretary at our executive offices as identified in this proxy statement;

  •
  submitting a later dated proxy; or

  •
  attending the meeting and voting in person.

        Your attendance at the meeting will not, by itself, constitute revocation of your proxy. You may also be represented by another person present at the meeting by executing a form of proxy designating that person to act on your behalf. Shares may only be voted by or on behalf of the record holder of shares as indicated in our stock transfer records. If you are a beneficial stockholder but your shares are held of record by another person, such as a stock brokerage firm or bank, that person must vote the shares as the record holder.

ELECTION OF DIRECTORS

        Our Bylaws provide that the authorized number of directors shall range from two to five, with the exact number set by resolution of the Board of Directors. The authorized number of directors is currently five. The Board of Directors is divided into three classes, with the three-year terms of each class ending in successive years. Brett White is serving a term that expires at the Annual Meeting to be held this year. Mossimo G. Giannulli and Edwin H. Lewis are serving terms that expire at the Annual Meeting to be held in 2005, and Robert Martini and William R. Halford are serving terms that expire at the Annual Meeting to be held in 2006.

        The Board of Directors upon recommendation of the Nominating and Corporate Governance Committee has nominated Brett White for reelection to the Board for a three-year term that will expire at the Annual Meeting of Stockholders to be held in 2007. Mr. White has indicated his willingness to serve. Although we do not anticipate that the nominee will be unavailable for election, if the nominee is unavailable for election, we will vote the proxies for any substitute nominee we may designate.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE "FOR" ITS NOMINEE

        The following tables set forth the name and age of each nominee and each director of the Company whose term of office continues after the meeting, the principal occupation of each during the past five years, and the year each began serving as a director of the Company:

Name	Principal Occupation During Last Five years	Age
	Nominee for Election for a Term Expiring in 2007
BRETT WHITE
	Mr. White has served as a director of the Company since May 2000. Mr. White serves as President of CBRE. In this position he is responsible for all worldwide operations with the exception of the firm's Mortgage Brokerage and CBRE Investors businesses. Mr. White joined CBRE in 1984 as a sales trainee and spent seven years as a salesperson in the firm's San Diego region. In 1991 Mr. White accepted his first management assignment as a sales manager for the San Diego office. In the subsequent years, Mr. White's various duties include Los Angeles regional manager, President-Brokerage Services and, most recently, Chairman-The Americas. Mr. White is a member of the Board of Directors of CBRE and of its Executive Committee.	44
	Directors With a Term Expiring in 2006
ROBERT MARTINI	Mr. Martini has served as a director of the Company since October 1996. Mr. Martini has been the Chairman of the Board of Directors of AmerisourceBergen Corporation (NYSE) since August 2001. Prior to August 2001, Mr. Martini had been a 40-year veteran of Bergen Brunswig Corporation, where he held several management positions including Chairman of the Board of Directors and interim Chief Executive Officer from 1999 to August 2001 and Chief Executive Officer from 1990 to 1997.	72
WILLIAM R. HALFORD
	Mr. Halford has served as a director of the Company since April 2000. Since January 2001, Mr. Halford has served as President of Office Properties, a division of The Irvine Company, which develops, leases and operates a 22 million square foot office and flex tech real estate portfolio. From July 1996, Mr. Halford served as President of the Irvine Office Company, a division of The Irvine Company, which developed, leased and operated a seven million square foot office real estate portfolio. From August 1995 to June 1996, Mr. Halford served as Vice President General Manager of The Irvine Company. Before joining The Irvine Company, Mr. Halford was Vice President of Leasing and Marketing for PM Realty Group's Western Division from January 1994 to July 1995.	44

	Directors With a Term Expiring in 2005
MOSSIMO G. GIANNULLI	Mr. Giannulli founded the Company's business in 1987 and has been Chairman of the Board since the Company's formation in 1988. Mr. Giannulli has served as the Company's Chief Executive Officer from March 28, 2000 to the present (and from November 1995 to March 4, 1998). Mr. Giannulli was the Company's President from March 28, 2000 to March 20, 2002, and from the Company's formation in 1988 to March 4, 1998.	40
EDWIN H. LEWIS
	Mr. Lewis has served as a director of the Company and as the Company's President and Vice Chairman since March 20, 2002. Previously, Mr. Lewis served as the Company's Chief Executive Officer and a director from November 30, 1998 to March 28, 2000. Mr. Lewis worked for Tommy Hilfiger, Inc. from December 1991 through February 1996 where he held various positions including the Chairman and Chief Executive Officer. Before joining Tommy Hilfiger, Mr. Lewis worked for Polo Ralph Lauren from 1973 through December 1991 where he held various positions including Executive Vice President and President of Ralph Lauren Womenswear.	53

Independence of Directors

        Our Board of Directors has determined that the majority of our Board is comprised of "independent directors" within the meaning of applicable Nasdaq listing standards. Our independent directors include: William R. Halford, Robert Martini and Brett White.

Committees and Meetings of the Board of Directors

        The Board of Directors held four meetings during 2003. The Board of Directors has a standing Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee. Each director attended at least 75% of the aggregate of the total number of meetings of our Board of Directors held during 2003 and of the total number of meetings held during 2003 by all committees of our Board of Directors on which that director served.

        Audit Committee.    The Audit Committee is currently comprised of Robert Martini, William R. Halford and Brett White. The Audit Committee provides oversight of our financial, accounting and reporting processes, our system of internal accounting and financial controls and our compliance with related legal and regulatory requirements, the appointment, engagement, termination and oversight of our independent auditors, including conducting a review of their independence, reviewing and approving the planned scope of our annual audit, overseeing the independent auditor's audit work, reviewing and pre-approving any audit and non-audit services that may be performed by them, reviewing with management and our independent auditors the adequacy of our internal financial controls, and reviewing our critical accounting policies and the application of accounting principles. See "Report of the Audit Committee" contained in this proxy statement. Each member of the Audit Committee meets the independence criteria prescribed by applicable law and the rules of the Securities and Exchange Commission (the "SEC") for audit committee membership and is an "independent director" within the meaning of applicable Nasdaq listing standards. In April 2004, the Board approved revisions to the Audit Committee charter to reflect new rules and standards set forth in certain SEC regulations as well as changes to the Nasdaq listing standards. A copy of the revised Audit Committee charter is attached hereto as Exhibit A. Each Audit Committee member meets the Nasdaq's financial knowledge requirements, and the Board of Directors has further determined that Brett White (i) is an "audit committee financial expert" as such term is defined in Item 401(h) of Regulation S-K promulgated by the SEC and (ii) also meets the Nasdaq's professional experience requirements. The Audit Committee operates pursuant to a written charter, which complies with the applicable provisions of the Sarbanes-Oxley Act of 2002 and related rules of the SEC and the Nasdaq. The Audit Committee met four times in 2003.

        Compensation Committee.    The Compensation Committee is currently comprised of Robert Martini and Brett White. The Compensation Committee is responsible for recommending to the Board of Directors the base salary and incentive compensation for all executive officers, taking final action with respect to base salary and incentive compensation for certain other officers and key employees and reviewing the Company's compensation policies. The Compensation Committee also administers the Company's 1995 Stock Plan, The Edwin Lewis Bonus Plan and The Mossimo Giannulli Bonus Plan. Each member of the Compensation Committee is independent within the meaning of applicable Nasdaq listing standards. The Compensation Committee met four times in 2003. In April 2004, the Board approved a new charter for the Compensation Committee, a copy of which is attached hereto as Exhibit B.

        Nominating and Corporate Governance Committee.    The Nominating and Corporate Governance Committee is currently comprised of Robert Martini & Brett White. In April 2004, the Board approved the committee's charter a copy of which is attached hereto as Exhibit C. The Nominating and Corporate Governance Committee is responsible for the selection of potential candidates for director and the recommendation of candidates to the Board of Directors. It also makes recommendations to the Board of Directors concerning the structure and membership of the other committees and other corporate governance matters. Each member of the Committee is an independent director within the meaning of the applicable Nasdaq listing standards. The Nominating and Corporate Governance Committee was organized in April 2004.

Director Nominating Process

        Nominations of candidates for election as directors may be made by the Board of Directors or by stockholders. The Nominating and Corporate Governance Committee is responsible for, among other things, the selection and recommendation to the Board of Directors of nominees for election as directors.

        Stockholders may nominate candidates for election as directors if they follow the procedures and conform to the deadlines specified in our Bylaws. The complete description of the requirements for stockholder nomination of director candidates is contained in the Bylaws. In summary, assuming we give notice or public disclosure of the date of our annual meeting at least 60 days before the meeting date, a stockholder desiring to nominate one or more candidates for election at the next annual meeting must submit written notice of such nomination to the Corporate Secretary not less than 60 and no more than 90 days in advance of the meeting date. That deadline for submission of any director nominations by stockholders for the next annual meeting is also set forth in the proxy statement for each annual meeting.

        Stockholders nominating candidates for election as directors are also required to provide the following information with respect to their nominees:

  •
  the stockholder's name and address;

  •
  a representation that the stockholder is a stockholder of record on the date of the nomination;

  •
  a representation that the stockholder intends to appear in person or by proxy at the annual meeting to nominate the person(s) specified in the notice;

  •
  a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nominations are to be made by the stockholder;

  •
  any other information relating to each nominee that would be required to be disclosed in a proxy statement filed pursuant to the SEC's proxy rules; and

  •
  the consent of each nominee to serve as a director if so elected.

        The Board of Directors has not determined whether it needs to adopt any formal policies with respect to the consideration by the Nominating and Corporate Governance Committee of recommendations by stockholders of director candidates. Evaluation of any such recommendations is the responsibility of the Nominating and Corporate Governance Committee under its charter. In the event of any stockholder recommendations, the Nominating and Corporate Governance Committee would evaluate the person recommended in the same manner as other persons considered by that committee. After reviewing the materials submitted by a stockholder, if the Nominating and Corporate Governance Committee believes that the person merits additional consideration, the Committee (or individual members) would interview the potential nominee and conduct appropriate reference checks. The Nominating and Corporate Governance Committee would then determine whether to recommend to the Board of Directors that the Board nominate and recommend election of such person at the next annual meeting. Stockholders may submit in writing recommendations for consideration by the Nominating and Corporate Governance Committee to the attention of our Corporate Secretary at our executive offices as identified in this proxy statement. Recommendations should contain a detailed discussion of the qualifications of each recommended candidate and any other material information the stockholder wants the Nominating and Corporate Governance Committee to consider.

        In evaluating potential director nominees, the Nominating and Corporate Governance Committee considers the following factors:

  •
  commitment to ethical conduct and personal and professional integrity as evidenced through the person's business associations, service as a director or executive officer of other organizations, and/or education;

  •
  objective perspective and mature judgment developed through business experiences and/or educational endeavors;

  •
  the candidate's ability to work with other members of the Board of Directors and management to further our goals and increase stockholder value;

  •
  the ability and commitment to devote sufficient time to carry out the duties and responsibilities as a director;

  •
  demonstrated experience at policy making levels in various organizations and in areas that are relevant to our activities;

  •
  the skills and experience of the potential nominee in relation to the capabilities already present on the Board of Directors; and

  •
  such other attributes, including independence, relevant in constituting a board that also satisfies the requirements imposed by the SEC and the Nasdaq Stock Market.

        The Nominating and Corporate Governance Committee's goal is to recommend candidates for the Board of Directors that bring a variety of perspectives and skills derived from high quality business and professional experience. Each candidate should be prepared to represent the best interest of all stockholders and not just one particular constituency. At the same time, the Nominating and Corporate Governance Committee and the entire Board of Directors recognize that larger numbers of directors create additional challenges and expense and believe that the current right size for our Board of Directors is approximately five members.

        Other than the foregoing, there are no stated minimum criteria for director nominees, although the Nominating and Corporate Governance Committee may also consider such other factors as it may deem to be in the best interests of the Company and its stockholders. The Nominating and Corporate Governance Committee does, however, believe it appropriate for at least one member of the Board of Directors to meet the criteria for an "audit committee financial expert" as defined by SEC rules.

        If any member of the Board of Directors is not interested in continuing to serve or if the Board of Directors determines that there is a need for directors with different skills or perspectives, the members of the Board of Directors are polled to determine if they know of potential candidates meeting these criteria. We have not required the services of third parties to identify potential nominees, although we reserve the right to retain a search firm in the future, if necessary. Prior to 120 days in advance of the date of the proxy statement for last year's annual meeting, we did not receive any recommendations from stockholders for potential director candidates.

Annual Meeting Attendance

        We do not have a formal policy regarding attendance by members of the Board of Directors at our Annual Meeting of Stockholders, but strongly encourage directors to attend. We make every effort to schedule our Annual Meeting of Stockholders at a time and date to permit attendance by directors, taking into account the directors' schedules and the timing requirements of applicable law. Of the five directors then in office, one attended the 2003 Annual Meeting of Stockholders.

Directors' Compensation

        Our independent directors receive $10,000 annually as compensation for serving on the Board of Directors. All directors are reimbursed for their reasonable expenses incurred in attending meetings. Our independent directors participate in the Company's 1995 Non-Employee Directors Stock Option Plan (the "Directors Plan"), which provides for automatic grants of options to each independent employee director at the then current market price for the Company's common stock. Under the Directors Plan, each independent director is granted options for 30,000 shares upon initial appointment or election to the Board and receives an annual grant of options for 3,000 shares upon the date of each annual meeting of the Company's stockholders at which such director is re-elected or continues as a director. The initial options for 30,000 shares vest 50% per year, commencing on the first anniversary of the date of grant, and the options for 3,000 shares fully vest on the first anniversary of the date of grant.

        Pursuant to the Directors' Plan, Messrs. Martini, Halford and White were granted options on May 22, 2003, to each purchase 3,000 shares of the Company's Common Stock at an exercise price equal to $3.50, the fair market value of the Company's Common Stock on the date of grant.

Security Holder Communication with Board Members

        Any holder of our securities may contact the Board of Directors or a specified individual director by writing to the attention of the Board of Directors or a specified individual director and sending such communication to our Corporate Secretary at our executive offices as identified in this proxy statement. Each communication from a security holder should include the following information in order to permit security holder status to be confirmed and to provide an address to forward a response if deemed appropriate:

  •
  the name, mailing address and telephone number of the security holder sending the communication;

  •
  the number and type of our securities owned by such security holder; and

  •
  if the security holder is not a recorded owner of our securities, the name of the record owner of our securities beneficially owned by the security holder.

        Our Corporate Secretary will forward all appropriate communications to the Board of Directors or individual members of the Board of Directors as specified in the communication. Our Corporate Secretary may (but is not required to) review all correspondence addressed to the Board of Directors, or any individual member of the Board of Directors, for any inappropriate correspondence more suitably directed to management. Communications may be deemed inappropriate for this purpose if it is reasonably apparent from the face of the correspondence that it relates principally to a customer dispute or some other personal dispute, or is abusive, in bad taste or presents safety or security concerns. Our policies regarding the handling of security holder communications were approved by a majority of our independent directors.

Compliance with Reporting Requirements of Section 16 of the Exchange Act

        Under Section 16(a) of the Securities Exchange Act of 1934, the Company's directors, executive officers and any persons holding ten percent or more of the Company's common stock are required to report their ownership of common stock and any changes in that ownership to the SEC and to furnish the Company with copies of such reports. Specific due dates for these reports have been established and the Company is required to report in this proxy statement any failure to file on a timely basis by such persons. Based solely upon a review of copies of reports filed with the SEC during fiscal 2003, all persons subject to the reporting requirements of Section 16(a) filed all required reports on a timely basis.

Compensation Committee Interlocks and Insider Participation

        None of the directors, other than those identified above, served as members of the Compensation Committee during the last completed fiscal year. No member of that committee was an officer or employee of the Company or any of its subsidiaries during the year. None of the executive officers of the Company have served on the board of directors or on the compensation committee of any other entity, any of whose officers served either on the Board of Directors or on the Compensation Committee of the Company.

REPORT OF THE AUDIT COMMITTEE

        The Audit Committees' role includes the oversight of our financial, accounting and reporting processes, our system of internal accounting and financial controls and our compliance with related legal and regulatory requirements, the appointment, engagement, termination and oversight of our independent auditors, including conducting a review of their independence, reviewing and approving the planned scope of our annual audit, overseeing the independent auditors' audit work, reviewing and pre-approving any audit and non-audit services that may be performed by them, reviewing with management and our independent auditors the adequacy of our internal financial controls, and reviewing our critical accounting policies and the application of accounting principles.

        Each member of the Audit Committee meets the independence criteria prescribed by applicable law and the rules of the SEC for audit committee membership and is an "independent director" within the meaning of the Nasdaq listing standards.

        We have reviewed and discussed with the independent auditors' matters required to be discussed pursuant to Statement on Auditing Standards No. 61 (Communications with Audit Committees). We have received from the auditors a formal written statement describing the relationships between the auditor and the Company that might bear on the auditor's independence consistent with Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). We have discussed with the independent auditors' matters relating to its independence, including a review of both audit and non-audit fees, and considered the compatibility of non-audit services with the auditors' independence.

        We have reviewed and discussed with management and the independent auditors' the audited financial statements. Management has represented to the Audit Committee that the Company's financial statements were prepared in accordance with accounting principles generally accepted in the U.S. We discussed with the independent auditors' the overall scope and plans of their audits. We met with the independent auditors', with and without management present, to discuss results of their examinations, their evaluation of the Company's internal controls, and the overall quality of the Company's financial reporting.

        Additionally, the Audit Committee has received representations from the independent auditors' that the audit of the Company's financial statements for the year ended December 31, 2003 was subject to their quality control systems for U.S. accounting and audit practice to provide reasonable assurance that the engagement was conducted in compliance with professional standards, and that there was appropriate continuity of their personnel working on the audit and availability of national office consultation.

        Based on the reviews and discussions referred to above and our review of the Company's audited financial statements for the year ended December 31, 2003, we recommended to the Board that the audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2003, for filing with the SEC.

Respectfully submitted,

AUDIT COMMITTEE

Robert Martini
William R. Halford
Brett White

        The above report of the audit committee will not be deemed to be incorporated by reference to any filing by the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates the same by reference.

CORPORATE GOVERNANCE

Corporate Governance Guidelines

        We believe in sound corporate governance and have adopted Corporate Governance Guidelines to enhance our effectiveness, a copy of which is attached as Exhibit D.

Code of Business Conduct

        We have adopted a Code of Business Conduct applicable to all officers, directors and employees as required by Nasdaq listing standards. Our Code of Business Conduct also has specific provisions applicable to our Chief Executive Officer, Chief Financial Officer, Corporate Controller and certain other finance executives, which is a "code of ethics" as defined by applicable rules of the SEC. This Code of Business Conduct includes an enforcement mechanism, and any waivers for directors or officers must be approved by the Board and disclosed in a Form 8-K. A copy of our Code of Business Conduct is attached hereto as Exhibit E.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth information as of April 16, 2004, with respect to our common stock owned by (i) each person known by us to be the beneficial owner of more than 5% of the outstanding common stock, (ii) each director and director nominee of the Company, (iii) each Named Executive Officer and (iv) all current directors and executive officers of the Company as a group. The number and percentage of shares beneficially owned is based on 15,738,442 shares outstanding as of April 16, 2004.

Name	Number of Shares Beneficially Owned(1)		Percentage Ownership(1)
Mossimo G. Giannulli	10,272,822		63.20%
Edwin H. Lewis	0		*
Mali Shrinivas	0		*
William R. Halford	42,000	(2)	*
Robert Martini	106,000	(3)	*
Brett White	9,000	(4)	*
All current directors and executive officers as a group (6 persons)	10,429,822	(5)	64.15%

*
Less than one percent.

(1)
Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of common stock subject to options and warrants which are currently exercisable, or will become exercisable within 60 days of April 16, 2004, are deemed outstanding for computing the percentage of the person or entity holding such securities but are not outstanding for computing the percentage of any other person or entity. Except as indicated by footnote, and subject to the community property laws where applicable, to our knowledge the persons named in the table above have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them. Unless otherwise indicated, the address for each person is care of our address at 2016 Broadway, Santa Monica, California 90401.

(2)
Includes 42,000 shares of common stock underlying options exercisable within sixty days of the date of this table.

(3)
Includes 106,000 shares of common stock underlying options exercisable within sixty days of the date of this table.

(4)
Includes 9,000 shares of common stock underlying options exercisable within sixty days of the date of this table.

(5)
Includes 157,000 shares of common stock underlying options exercisable within sixty days of the date of this table.

MANAGEMENT

        The following table sets forth certain information concerning the executive officers of the Company:

NAME	AGE	POSITION
Mossimo G. Giannulli	40	Chairman of the Board and Chief Executive Officer
Edwin H. Lewis	53	Vice-Chairman of the Board and President
Mali Shrinivas	43	Chief Financial Officer

        Background information on Messrs. Giannulli and Lewis is set forth under "Election of Directors" above.

        Mr. Shrinivas joined the Company as its Chief Financial Officer in January 2004. Prior to joining the Company, Mr. Shrinivas was with Deloitte Touche Consulting from February 2003 where he was responsible for CFO services for the retail consumer products sector. From September 2000 to January 2003, Mr. Shrinivas was the chief financial officer for Dynarc AB, an apparel company. Prior thereto, Mr. Shrinivas held a variety of senior financial positions throughout his career and has worked with the "big four" accounting and consulting firms covering public apparel companies. Mr. Shrinivas is a Chartered accountant and holds a Bachelor of Commerce degree from the University of Bombay.

EXECUTIVE COMPENSATION

        The following table sets forth certain information regarding the compensation for each of the last three years of our: (i) Chief Executive Officer of the Company, and (ii) the Company's three persons who were our executive officers in 2003. This group is referred to in this proxy statement as the Named Executive Officers.

		Annual Compensation(1)		Long Term Compensation
Name and Principal Position	Year	Salary($)	Bonus($)	Securities Underlying Options(#)
Mossimo G. Giannulli Chairman of the Board and Chief Executive Officer	2003 2002 2001	900,000 900,000 887,500	2,639,000 1,891,000 3,347,000	100,000	(2)
Edwin Lewis Vice-Chairman of the Board and President	2003 2002	200,000 —	662,000 387,000	100,000	(2)
Gia Castrogiovanni(3) Chief Operating Officer, Treasurer and Secretary	2003 2002 2001	346,000 250,000 250,000	686,000 250,000 229,167	100,000 10,000
Manuel Marrero(4) Chief Financial Officer	2003 2002	250,000 90,923	100,000 75,000	100,000

(1)
Perquisites are excluded as their aggregate value did not exceed the lesser of $50,000 or the 10% of total annual salary and bonus for any Named Executive Officer.

(2)
These options were transferred back to the Company in 2003.

(3)
Ms. Castrogiovanni resigned from the Company in October, 2003.

(4)
Mr. Marrero resigned from the Company in January, 2004.

Option Grants In Last Fiscal Year

        No options grants were made to our Named Executive officers in fiscal 2003.

Aggregated Option Exercises In Last Fiscal Year And Year-End Option Value

        The following table sets forth certain information with respect to exercisable and unexercisable options held by the Named Executive Officers as of December 31, 2003.

			Number Of Securities Underlying Unexercised Options At Fiscal Year End		Value Of Unexercised In-The Money Options At Fiscal Year End(1)
Name	Shares Acquired On Exercise	Value Realized
			Exercisable	Unexercisable	Exercisable	Unexercisable
Mossimo G. Giannulli	—	—	—	—	—	—
Edwin Lewis	—	—	—	—	—	—
Gia Castrogiovanni(2)	—	—	—	—	—	—
Manual Marrero(3)	—	—	—	100,000	—	—

(1)
None of the options listed in the table were "in the money".

(2)
Ms. Castrogiovanni resigned from the Company in October, 2003. All of her options had terminated prior to year-end.

(3)
Mr. Marrero resigned from the Company in January 2004. All of his options have terminated.

Equity Compensation Plan Information

        The following table sets forth information about the Company's equity compensation plans as of December 31, 2003.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights		Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number Of Securities Remaining Available for Future Issuance Under Equity Compensation Plans
Equity Compensation Plans Approved by Security Holders	625,310	(1)	$3.04	463,290
Equity Compensation Plans Not Approved by Security Holders	—		—	—

Total	625,310		$3.04	463,290

(1)
Includes the following:

•
471,310 shares of the Company's Common Stock to be issued upon exercise of outstanding stock options granted under the 1995 Employee Stock Option Plan; and

•
154,000 shares of the Company's Common Stock to be issued upon exercise of outstanding stock options granted under the 1995 Non-Employee Stock Option Plan.

Giannulli Employment Agreement and Bonus Plan

        In 2001, the Company entered into an Employment Agreement with Mossimo G. Giannulli, the Company's Chief Executive Officer and then President (the "Employment Agreement"), which was effective as of February 1, 2001. During the period the Company's license agreement with Target Corporation (as amended to date, the "Target Agreement") remained in effect, Mr. Giannulli's annual base salary was set at

$900,000 and he was eligible to receive a bonus equal to 50% of the annual net royalty revenue above the minimum required net royalty payment under the Target Agreement (the "Old Bonus"). The term of the Employment Agreement has been extended through January 31, 2006 to coincide with the extended term of the Target Agreement.

        On April 25, 2002, the Company and Mr. Giannulli amended Mr. Giannulli's employment agreement, effective February 1, 2002. Pursuant to this amendment, Mr. Giannulli was no longer entitled to any bonus under the prior bonus provision contained in his employment agreement for any period beginning on or after February 1, 2002 and Mr. Giannulli was instead entitled to participate in The Mossimo Giannulli Bonus Plan (the "Bonus Plan"). The Bonus Plan was approved by the Company's Board of Directors and, on June 3, 2002, the Company's stockholders at the Company's 2002 Annual Meeting. The Bonus Plan, as adopted, was designed to provide Mr. Giannulli with bonus compensation ("Annual Bonus") for the accomplishment of specific pre-established financial performance objectives by the Company, as determined by the Compensation Committee of the Board of Directors (the "Committee"). The Bonus Plan became effective as of February 1, 2002, and will remain in effect until January 31, 2007, or until such earlier time as it may be terminated under the terms of the Bonus Plan. The Bonus Plan is administered by the Compensation Committee. For each year commencing on or after February 1, 2004 (a "Contract Year"), the Committee has the authority to terminate Mr. Giannulli's right to an Annual Bonus with respect to such Contract Year at any time on or prior to the first day of such Contract Year. The Compensation Committee determined that Mr. Giannulli would be entitled to an Annual Bonus with respect to each Contract Year equal to twenty-nine percent (29%) of the excess (if any) of: (i) the royalties paid to the Company under Section 5.1 of the Target Agreement (described below) for such Contract Year, less (ii) $5,293,750 ("Target Bonus"). Quarterly payments are made to Mr. Giannulli in cash within 60 days following the end of each quarter subject to the approval of the Compensation Committee.

        Section 5.1 of the Target Agreement provides that Target shall pay to the Company as a royalty, in each contract year under the Target Agreement, an amount equal to fifty-five percent (55%) of the greater of (a) the annual guaranteed minimum fee (equal to $5,293,750); or (b) the applicable percentage of Net Sales (as defined below) for such year based on the following schedule: (i) four percent (4%) of Net Sales on sales of certain identified merchandise (the "Exclusive Merchandise") for such year up to $100,000,000; (ii) two and one-quarter percent (2 1/4%) of Net Sales on sales of Exclusive Merchandise for such year greater than $100,000,000 up to $500,000,000; and (iii) one percent (1%) of Net Sales on sales of Exclusive Merchandise, for such year greater than $500,000,000. "Net Sales" means the sales price to customers on all sales of Exclusive Merchandise by Target (whether regular, markdown, clearance or otherwise), excluding sales tax and finance charges and, less any refunds and credits for returns actually given by Target to its customers. The term of the Target Agreement has been extended through January 31, 2006. If Target is current on its payment obligations under the Target Agreement, Target has the right to renew the Target Agreement, on the same terms and conditions, for additional terms of two years each.

        If Mr. Giannulli's employment with the Company is terminated for any reason other than death or disability prior to the end of a Contract Year, Mr. Giannulli's rights to an Annual Bonus under the Plan with respect to such Contract Year and subsequent Contract Years will terminate. The Compensation Committee will determine whether all or a portion of Mr. Giannulli's Annual Bonus under the Plan for the Contract Year in which his death or disability occurs will be paid if Mr. Giannulli's employment has been terminated by reason of death or disability.

        Effective May 15, 2002, the Compensation Committee approved an amendment to the Bonus Plan ("Plan Amendment") to provide that any Annual Bonus would only be payable to Mr. Giannulli at the discretion of the Compensation Committee. The actual amount of the Annual Bonus will be at the discretion of the Compensation Committee, but it may not exceed the amount, if any, of the Target Bonus (as calculated in accordance with the above discussion). The Committee approved the amendment in order to give the Company additional flexibility in awarding an Annual Bonus to Mr. Giannulli based on the Company's overall performance taking into account not only the Target Agreement but, in addition, the

Company's entire financial performance. The Plan Amendment was approved by the stockholders of the Company by written consent effective September 30, 2003.

Lewis Bonus Plan

        Edwin Lewis is entitled to participate in The Edwin Lewis Bonus Plan ("Lewis Plan"). The plan was approved by the Board of Directors and became effective as of February 1, 2002 and extends to January 31, 2007. The Lewis Plan, as adopted, was developed to provide Mr. Lewis with bonus compensation for the accomplishment of specific pre-established financial performance objectives by the Company as determined by the Compensation Committee. The Lewis Plan is administered by the Compensation Committee. The Compensation Committee determined that Mr. Lewis would be entitled to an Annual Bonus with respect to each Contract Year equal to nine and sixty-seven hundredths percent (9.67%) of the excess (if any) of: (i) royalties paid to the Company under Section 5.1 of the Target Agreement (described above) for such Contract Year, less (ii) $5,293,750. Quarterly payments are made to Mr. Lewis in cash within 60 days following the end of each quarter subject to the approval of the Compensation Committee.

        If Mr. Lewis' employment with the Company is terminated for any reason other than death or disability prior to the end of a Contract Year, Mr. Lewis' rights to an Annual Bonus under the Plan with respect to such Contract Year and subsequent Contract Years will terminate. The Compensation Committee will determine whether all or a portion of Mr. Lewis' Annual Bonus under the Plan for the Contract Year in which his death or disability occurs will be paid if Mr. Giannulli's employment has been terminated by reason of death or disability.

        Effective May 15, 2002, the Committee approved an amendment to the Lewis Bonus Plan to provide that any Annual Bonus would only be payable to Mr. Lewis at the discretion of the Compensation Committee. The actual amount of the Annual Bonus will be at the discretion of the Compensation Committee, but it may not exceed the amount, if any, of the Target Bonus (as calculated in accordance with the above discussion). The Committee approved the amendment in order to give the Company additional flexibility in awarding an Annual Bonus to Mr. Lewis based on the Company's overall performance taking into account not only the Target Agreement but, in addition, the Company's entire financial performance.

REPORT OF THE COMPENSATION COMMITTEE

        The Compensation Committee of the Board sets and administers the policies governing annual compensation of executive officers, including cash compensation and equity compensation programs. The Compensation Committee consists of three directors, each of whom is an independent director within the meaning of the Nasdaq listing standards.

Compensation Policies

        We operate in the competitive environment. The goals of our executive compensation program are to inspire executives to achieve our business objectives in this environment, to reward them for their achievement, to foster teamwork, and to attract and retain executive officers who contribute to our long-term success. During fiscal 2003, we used salary and bonus strategies to meet these goals.

        Our philosophy and guiding principle is to provide compensation levels that are comparable to those offered by other leading companies. We aim to align the interests of our officers with the long-term interests of our stockholders through stock-based compensation. In view of the Company's trading price for its common stock, we did not issue stock-based compensation to our executives or other employees during the 2003 fiscal year. We continue, however, to believe in the importance of stock-based compensation and will review throughout 2004 the prospect of recommencing our stock-based compensation to our executive officers.

        We also believe that a substantial portion of each of our executive's compensation should be in the form of an incentive bonus. Receipt of this bonus is generally contingent upon our achievement of certain revenue and operating profit levels. We retain the authority to alter the bonus amounts on the basis of qualitative factors and long-term as well as short-term operating results.

        In March 2004 we hired a Hewitt & Associates, an independent executive compensation consulting firm to advise us regarding market trends for compensation arrangements for executives in our industry. We intend to review and consider these results during 2004 as we consider possible changes to our compensation structure.

Compensation Components

        Base Salary.    Employees are reviewed annually, and their compensation is generally determined through an assessment of the market for similarly skilled employees performing similar functions, individual performance against assigned objectives and key qualitative factors that include personal accomplishments, strategic impact and career contribution to the Company. The compensation arrangements of the Chief Executive Officer are discussed below.

        Annual Bonus.    All full time, regular employees, other than the Mossimo Giannulli, the Company's Chief Executive Officer, and Edwin Lewis, the Company's President, are eligible to receive a discretionary annual bonus. The bonus ranges from 10% to 100% of each employees base salary, depending upon position. In addition, Edwin Lewis is eligible to receive an annual bonus under The Edwin Lewis Bonus Plan (as discussed under the caption "Executive Compensation—Lewis Bonus Plan").

        Long-Term Incentive Compensation.    The Company has in the past and may in the future compensate its employees in part with long-term incentive compensation. The primary purpose of the Company's long-term incentive compensation is to encourage and facilitate personal stock ownership by its employees and thus strengthen their personal commitments to the Company and provide a longer-term perspective in their responsibilities. The Company's primary means of long-term incentive compensation are stock options. The Company did not grant any stock option, however, in 2003.

        Compensation Of The Chief Executive Officer.    The compensation of Mossimo Giannulli, the Company's Chief Executive Officer, is governed by his Employment Agreement and the Mossimo Giannulli Bonus Plan. The material terms of his employment agreement and the bonus plan are discussed under the section "Executive Compensation-Giannulli Employment Agreement and Bonus Plan." Effective February 1, 2001, in connection with the Employment Agreement entered into between the Company and Mr. Giannulli, and provided the Target Agreement is in place, Mr. Giannulli's annual base salary was increased to $900,000. Prior to approving the Employment Agreement, the Committee consulted with Towers Perrin, a nationally recognized executive compensation consultant. In April 2002, the Board of Directors adopted The Mossimo Giannulli Bonus Plan (the "Plan") to replace the bonus contained in Mr. Giannulli's Employment Agreement. The stockholders approved the Plan at its 2002 Annual Meeting. The Plan was amended on July 1, 2002, to provide that any bonus payable to Mr. Giannulli will be at our discretion, but it may not exceed the amount of the formula set forth in the Plan. We approved this amendment to give the Company additional flexibility in awarding an annual bonus to Mr. Giannulli based on the Company's overall performance taking into account not only the Target Agreement, but, in addition, the Company's entire financial performance.

        The primary basis for the Compensation Committee's approval of Mr. Giannulli's compensation was to retain him as Chairman of the Board and Chief Executive Officer. The Compensation Committee has taken into account that Mr. Giannulli is the founder of the Company and not only acts in a chief executive capacity, but also significantly contributes to the design business of the Company. Mr. Giannulli also makes a unique contribution to the Company because of his importance to the Target relationship as well as, future relationships that may be available to the Company.

        Section 162(M) of the Internal Revenue Code.    Section 162(m) of the IRC currently imposes a $1 million limitation on the deductibility of certain compensation paid to the Company's five highest paid executives. Excluded from the limitation is compensation that is "performance based." In general, for compensation to be performance based, it must meet certain criteria, including being based on predetermined objective standards established by a Board committee consisting only of "outside directors" and approved by stockholders. All members of the Committee qualify as outside directors.

        The Committee intends generally to design the Company's compensation to conform to IRC Section 162(m) and related regulations so that total compensation paid to any employee will not exceed $1 million in any one year, except for compensation payments which qualify as "performance based."

        While the tax impact of any compensation arrangement is one factor to be considered, such impact is evaluated in light of the Committee's overall compensation philosophy. The Committee will consider ways to maximize the deductibility of executive compensation, while retaining the discretion the Committee deems necessary to compensate officers in a manner commensurate with performance and the competitive environment for executive talent. However, from time to time the Committee may award compensation which is not fully deductible if the Committee determines that such award is consistent with its philosophy and is in the best interests of the Company and its stockholders.

        The Company's 1995 Stock Plan, approved by our stockholders, was designed to provide for stock option grants that may be "qualified performance-based compensation" for purposes of IRC Section 162(m). However, the Employment Agreement bonus provisions which governed Mr. Giannulli's bonus payment in 2002 and the Plan have been approved by the Company's stockholders and thus payments under the Employment Agreement or the Plan do qualify as "qualified performance-based compensation" for purposes of IRC Section 162(m). As a result, Mr. Giannulli's compensation under the Employment Agreement or under the Plan that is in excess of $1 million is deductible by the Company. The Committee does not intend for the Lewis Plan to meet the performance-based criteria of IRC Section 162(m).

Respectfully submitted,

COMPENSATION COMMITTEE

Robert Martini
Brett White

        The above report of the Compensation Committee will not be deemed to be incorporated by reference to any filing by the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates the same by reference.

INDEPENDENT AUDITORS

        The Board of Directors, upon the recommendation of the Audit Committee, appointed KPMG LLP as the Company's independent auditors to conduct the audit of the Company's books and records for the fiscal year ended December 31, 2003. Representatives of KPMG LLP are not expected to be present at the Annual Meeting.

        Audit Fees.    The aggregate fees billed by KPMG LLP for professional services rendered for the audit of the Company's annual financial statements for the years ended December 31, 2003 and December 31, 2002, and the reviews of the financial statements included in our Forms 10-Q or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $84,000 and $67,000, respectively.

        Audit-Related Fees.    The aggregate fees billed in each of the years ending December 31, 2003 and December 31, 2002 for assurance and related services by KPMG LLP that are reasonably related to the performance of the audit or review of our financial statements and are not included in the above paragraph were $0 and $0, respectively.

        Tax Fees.    The aggregate fees billed in each of the years ending December 31, 2003 and December 31, 2002 for professional services rendered by KPMG for tax compliance, tax advice, and tax planning were $0 and $35,000, respectively. The tax fees in 2002 consisted of fees for tax compliance services.

        All Other Fees.    The aggregate fees billed for services rendered by our principal accountants, other than described above, for the fiscal years ending December 31, 2003 and December 31, 2002, were $93,000 and $40,000, respectively. All other fees in 2003 and 2002 consisted of due diligence work on a potential acquisition and valuation services for the Company.

        All audit related services, tax services and other services were pre-approved by our audit committee, which concluded that the provision of such services by KPMG LLP was compatible with the maintenance of that firm's independence in the conduct of its auditing functions. The audit committee's pre-approval policy provides for the pre-approval of audit, audit-related and tax services specifically described by the committee on an annual basis, and unless a type of service is pre-approved under the policy, it will require separate pre-approval by the committee if it is to be provided by the independent auditor. The policy authorizes the committee to delegate to one or more of its members pre-approval authority with respect to permitted services.

COMPARATIVE STOCK PERFORMANCE BY THE COMPANY

        The Securities and Exchange Commission requires the Company to present a chart comparing the cumulative total stockholder return on its common stock with the cumulative total stockholder return on (1) a broad equity market index and (2) a published industry index or peer group. Prior to fiscal 2001, the Company had compared its common stock performance with the S&P 500 Composite Index and the S&P Textile (Apparel Manufacturers) Index. For fiscal 2001, 2002 and 2003 the Company believes the more appropriate comparisons are to the S&P SmallCap 600 Index and the peer group comprised of Cherokee Inc.

        From the Company's initial public offering in February 1996 through May 25, 2000, the Company's common stock had been listed on the New York Stock Exchange (trading symbol "MGX"). From May 26, 2000 until April 15, 2002, the Company's Common Stock traded on the National Association of Securities Dealers Over-the-Counter Bulletin Board (trading symbol "MGXO.OB"). Effective as of April 16, 2002, the Company's common stock has been listed on the Nasdaq Small Cap Market (trading symbol "MOSS"). As a result of these events, the Company currently believes that the S&P SmallCap 600 Index is a better measure of comparison than the S&P 500 Composite Index it had been previously using.

        Prior to entering into the Target Agreement on March 28, 2000, the Company had been a manufacturer and marketer of its own lifestyle collection of sportswear and activewear, and thus the Company compared its stock performance against the S&P Textile (Apparel Manufacturers) Index. As a result of entering into the Target Agreement, the Company no longer manufactures, sources, or directly markets its products. Accordingly for fiscal 2001, 2002 and 2003, the Company no longer considers comparison with the S&P Textile (Apparel Manufacturers) Index appropriate. Due to the nature of the Company's business now being that of a licensor of its Mossimo trademarks, the Company believes that Cherokee Inc., the Nasdaq Stock Market listed licensor of brands and trademarks, has a business similar in nature to the business of the Company, and is the best indicator comparable to the Company.

        For fiscal 2003, the Company is comparing its common stock performance with the S&P SmallCap 600 Index and the peer group comprised of Cherokee Inc. Pursuant to SEC regulations, the Company is also including comparison against the S&P 500 Composite Index and the S&P Textile (Apparel Manufacturers) Index. The following chart assumes an investment of $100 on December 31, 1998 in each and the reinvestment of all dividends.

        The stock performance graph above shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent we specifically incorporate this information by reference, and shall not otherwise be deemed filed under these acts.

STOCKHOLDER PROPOSALS FOR 2005 ANNUAL MEETING

        Under Rule 14a-8 of the Exchange Act, stockholder proposals to be included in the Proxy Statement for the 2005 Annual Meeting of Stockholders must be received by the Company's Corporate Secretary at its principal executive offices no later than December 23, 2004. Any such proposal must comply with the requirements of Rule 14a-8.

        In addition, our Bylaws provide that no business proposal will be considered properly brought before the 2005 Annual Meeting by a stockholder, and no nomination for the election of directors will be considered properly made at the 2005 Annual Meeting by a stockholder, unless notice thereof, which contains certain information required by the Bylaws, is provided to the Company no later than 60 days nor more than 90 days, prior to the annual meeting; provided, however, that in the event that less than sixty (60) days' notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice to be timely must be received no later than the close of business on the 10th day on which notice of the date of the meeting was publicly announced. The chairman of the meeting may refuse to acknowledge the introduction of your proposal if it is not made in compliance with the foregoing procedures or applicable procedures of our Bylaws.

        Stockholder proposals should be submitted to the Corporate Secretary of the Company at the Company's principal executive offices located at 2016 Broadway, Santa Monica, California 90401.

OTHER MATTERS

        While the Notice of Annual Meeting of Stockholders calls for the transaction of such other business as may properly come before the meeting, the Board of Directors has no knowledge of any matters to be presented for action by the stockholders other than as set forth above. If any other matters properly come before the Annual Meeting, it is intended that the shares represented by proxies will be voted in accordance with the judgement of the persons voting such proxies.

ANNUAL REPORT TO STOCKHOLDERS

        The Company's Annual Report for the year ended December 31, 2003, which includes the Company's 2003 annual report on Form 10-K (without exhibits) as filed with the Securities and Exchange Commission, will first be mailed to stockholders of record as of April 16, 2004 on or about May 1, 2004.

        STOCKHOLDERS ARE URGED TO IMMEDIATELY MARK, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED, TO WHICH NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES.

By Order of the Board of Directors
Mossimo G. Giannulli Chairman and Chief Executive Officer

Santa Monica, California
May 1, 2004

EXHIBIT A

MOSSIMO, INC.

Charter of the Audit Committee of the
Board of Directors
(Adopted as of April 26, 2004)

I.    STATEMENT OF POLICY

        This Charter specifies the scope of the responsibilities of the Audit Committee (the "Committee") of the Board of Directors (the "Board") of Mossimo, Inc. (the "Company") and the manner in which those responsibilities shall be performed, including its structure, processes and membership requirements.

        The primary purpose of the Committee is to assist the Board in fulfilling its responsibilities to oversee management's financial, accounting and reporting processes, the Company's system of internal accounting and financial controls and the Company's compliance with related legal and regulatory requirements. The Committee shall also review the qualifications, independence and performance of the public accounting firm employed by the Company for the purpose of preparing or issuing an audit report or related work or performing other review or attest services to the Company as required under the federal securities laws (the "Independent Auditor") and shall approve the appointment and terms of engagement of, and retain and oversee the Company's Independent Auditor. The Committee shall prepare any reports required by the Committee under rules of the Securities and Exchange Commission (the "SEC"). The Committee shall regularly report its activities to the Board.

        The Company shall provide appropriate funding as determined by the Committee to permit the Committee to perform its duties under this Charter and to compensate its advisors. The Committee, at its discretion, has the authority to initiate special investigations, and if appropriate, hire special legal, accounting or other outside advisors or experts to assist the Committee, to fulfill its duties under this Charter. The Committee may also perform such other activities consistent with this Chatter, the Company's Bylaws and governing law, as the Committee or the Board deems necessary or appropriate.

        The Committee's role is one of oversight. The Company's management is responsible for preparing the Company's financial statements and providing all required certifications relating to those financial statements; the Independent Auditor is responsible for auditing those financial statements. In carrying out its oversight responsibilities, the Committee is relying on information provided by the Company's management and the Company's Independent Auditor. The Committee is not responsible for providing any expert or special assurance nor any guarantee as to the accuracy or completeness of the Company's financial statements or other public disclosure, nor is the Committee providing any professional certification as to the work of the Independent Auditor.

II.    ORGANIZATION AND MEMBERSHIP REQUIREMENTS

        The Committee's composition and qualifications shall meet the rules and requirements of NASDAQ as well as laws and regulations applicable to Audit Committees.

        The Committee shall be comprised of three or more directors, none of whom shall:

  •
  accept any compensation from the Company, other than for board or committee service

  •
  be an affiliated person of the Company or any subsidiary of the Company

  •
  not have participated in the preparation of the financial statements of the Company or any current subsidiary of the Company at any time during the prior three years

        Each member of the Committee shall meet the independence, experience and financial literacy requirements of NASDAQ and other applicable laws and regulations. At least one member of the Committee must have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the member's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities. At least one member of the Committee shall satisfy the requirements of an "audit committee financial expert" as defined by the SEC.

        The members of the Committee shall be appointed by the Board taking into account the recommendation of the Nominating and Governance Committee and shall serve until their successors shall be duly elected and qualified or their earlier resignation or removal by the Board. Any member of the Committee may be replaced by the Board. Unless a chairman is elected by the full Board, the members of the Committee may designate a chairman by majority vote of the full Committee membership.

III.    MEETINGS

        The Committee shall meet as often as it determines, but not less frequently than quarterly. The Committee may form and delegate authority to subcommittees when appropriate, or to one or more members of the Committee. The Committee shall meet with management, the chief internal auditor, the general counsel and the Independent Auditor in separate executive sessions as appropriate. The Committee shall meet with the independent Auditor and management to review the Company's financial statements and financial reports contained in the Company's annual and quarterly reports to be filed with the SEC. The Committee shall maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board.

IV.    COMMITTEE AUTHORITY AND RESPONSIBILITIES

        The following sets forth the Committee's authority and responsibilities.

        The authorities and responsibilities enumerated in this Section shall be the common recurring activities of the Committee in carrying out its purposes. The Committee may assume additional duties or responsibilities, carry out additional functions or adopt additional policies and procedures as may be appropriate to carry out is purposes or in light of changing business, legislative, regulatory, legal or other conditions. The Committee shall also carry out any other responsibilities and duties delegated to it by the Board from time to time.

  A.
  Oversight of the Company's Independent Auditor

    The Committee shall be directly and solely responsible for the appointment, engagement, termination and oversight of the Independent Auditor (including the resolution of any disagreements between management and the Independent Auditor regarding financial reporting). The Independent Auditor shall report directly to the Committee. The Committee shall:

    1.
    Evaluate annually the qualifications, performance and independence of the Independent Auditor.

    2.
    Obtain periodically from the Independent Auditor a formal written statement of the matters to be communicated to the Committee as required by auditing standards generally accepted in the United States of America, and, in particular, describing all relationships between the Independent Auditor and the Company, and discuss with the Independent Auditor any disclosed relationships or services that may impact auditor objectivity and independence.

    3.
    Ensure the rotation, as required by applicable law or regulation, of the lead audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit of the Independent Auditor.

    4.
    Approve in advance as required by applicable law or regulation, the engagement of the Independent Auditor for all audit and permitted non-audit services, based on independence, qualifications and performance, approve the fees of any such engagement, and consider the compatibility of permitted non-audit services with the independence of the auditor; provided, however, that the Committee may delegate to any subcommittee the authority to grant preapprovals for audit and permitted non-audit services, and provided, further, that the decisions of such subcommittee to grant any such preapproval shall be presented to the Committee at its next scheduled meeting.

    5.
    Meet with the Independent Auditor annually to discuss the overall scope, planning and staffing of the audit.

    6.
    Periodically review with the Independent Auditor any significant difficulties encountered during the course of the audit, any restrictions on the scope of work or access to required information and any significant disagreement among management and the Independent Auditor in connection with the preparation of the financial statements.

    7.
    Review with the Independent Auditor on a timely basis any accounting adjustments that were proposed by the auditor, any material written communications between the audit firm and the Company's management with respect to auditing or accounting issues and any "management" or "internal control" letters or schedules of unadjusted differences issued, or proposed to be issued, by the audit firm to the Company.

    8.
    Review with the Independent Auditor the critical accounting policies and practices used by the Company, all alternative treatments of financial information within generally accepted accounting principals that the Independent Auditor has discussed with management, the ramifications of the use of such alternative treatments and the treatment preferred by the Independent Auditor.

  B.
  Review of Charter, Financial Reporting, Policies and Processes

    To fulfill its responsibilities and duties the Committee shall, to the extent that it deems necessary or appropriate, and in addition to the items described above:

    1.
    Review the adequacy of this Charter on an annual basis, or as otherwise necessary, and make recommendations to the Board concerning any amendments to this Charter.

    2.
    Review and discuss with management and the Independent Auditor the Company's annual audited and quarterly financial statements, including the effect of regulatory and accounting initiatives, and any certification, report, opinion or review rendered by the Independent Auditor, and recommend to the Board whether the audited financial statements should be included in the Company's annual report on Form 10-K.

    3.
    Review and discuss with management and the Independent Auditor the Company's disclosure under "Management's Discussion and Analysis of Financial Condition and Results of Operations" appearing in the Company's Form 10-K and Form 10-Q.

    4.
    Review with management and the Independent Auditor any significant judgments made by management in the preparation of the financial statements and the view of each as to appropriateness of such judgments.

    5.
    The Committee shall review and discuss with management, the chief internal auditor and the Independent Auditor, prior to public dissemination, the annual internal control report of management required by applicable law or regulation.

    6.
    Review quarterly with management its evaluation of the Company's procedures and controls designed to ensure that information required to be disclosed in its periodic public reports is recorded, processed, summarized and reported in such reports within the time periods specified by the SEC for the filing of such reports ("Disclosure Controls"), and consider whether any changes are appropriate in light of management's evaluation of the effectiveness of such Disclosure Controls.

  C.
  Risk Management, Legal Compliance and Ethics

  1.
  Review with the principal executive and financial officers of the Company any report on significant deficiencies in the design or operation of internal controls which could adversely affect the Company's ability to record, process, summarize and report financial data, any material weaknesses in internal controls, and any fraud, whether or not material, that involves management or other employees who have a significant role in the Company's internal controls.

  2.
  Review the results of management's efforts to monitor compliance with the Company's programs and policies designed to ensure adherence to applicable laws and regulations.

  3.
  Ensure the establishment of and periodically review procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters. Adopt, as necessary, appropriate remedial measures or actions with respect to such complaints or concerns.

  4.
  Review and recommend to the Board a code of ethics for senior officers and ensure prompt disclosure to the public, as required by applicable law or regulation, of such code of ethics and of any change in, or waiver of, such code of ethics.

  5.
  Prepare the Committee's report required by the rules of the SEC to be included in the Company's annual proxy statement.

  6.
  The Committee shall review periodically with the Company's outside legal counsel, legal and regulatory matters that could have a material impact on the Company's financial statements or compliance policies.

EXHIBIT B

MOSSIMO, INC.

COMPENSATION COMMITTEE CHARTER

        This Compensation Committee Charter was adopted by the Board of Directors (the "Board") of Mossimo, Inc. (the "Company") on April 26, 2004, and supercedes all prior delegation of authority to the Compensation Committee.

  I.    Purpose

        The purpose of the Compensation Committee (the "Committee") is to provide assistance to the Board by:

  •
  designing (in consultation with management or the Board), recommending to the Board for approval and evaluating the compensation plans, policies and programs of the Company, especially those regarding executive compensation;

  •
  determining the compensation of the Chief Executive Officer and the other executive officers of the Company; and

  •
  producing the annual Report of the Compensation Committee on executive compensation for inclusion in the Company's proxy materials in accordance with applicable rules and regulations.

        The Committee shall ensure that compensation programs are designed to encourage high performance, promote accountability and assure that employee interests are aligned with the interests of the Company's stockholders.

        In addition to the specific powers and responsibilities delegated to the Committee in this Charter, the Committee shall also carry out and may exercise any other powers or responsibilities as are assigned by law, the Company's charter or bylaws or as may be delegated to it by the Board from time to time and in all instances subject to the applicable provisions of the Delaware General Corporation Law (including, without limitation, Section 141 thereof). The powers and responsibilities delegated by the Board to the Committee in this Charter or otherwise shall be exercised and carried out by the Committee as it deems appropriate without requirement of Board approval, and any decision (including any decision to exercise or refrain from exercising any of the powers delegated to the Committee hereunder) shall be made by the Committee in its sole discretion. While acting within the scope of the powers and responsibilities delegated to it, the Committee shall have and may exercise all the powers and authority of the Board.

  II.    Membership

        The Committee shall be comprised of at least two directors as determined by the Board, none of whom shall be an employee of the Company and each of whom shall:

  •
  qualify as independent under the applicable listing requirements of the Nasdaq Stock Market;

  •
  be a "non-employee director" within the meaning of Rule 1 6b-3 of the Securities Exchange Act of 1934, as amended;

  •
  be an "outside director" under the regulations promulgated under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"); and

  •
  be otherwise free from any relationship that, in the business judgment of the Board, would interfere with his or her exercise of business judgment as a Committee member.

        The members of the Committee shall be appointed by the Board. Unless a Chairperson of the Committee (the "Chairperson") is designated by the Board, the Committee may designate a Chairperson by a majority vote of the full Committee membership.

  III.    Specified Duties

        To fulfill its responsibilities, the Committee shall be responsible for:

  •
  reviewing and approving any changes in the compensation philosophy of the Company as may be proposed by management from time to time;

  •
  reviewing and approving corporate goals and objectives relating to the compensation of the chief executive officers, evaluating the performance of the chief executive officers in light of these goals and objectives and establishing the compensation of the chief executive officers based on such evaluation;

  •
  reviewing and approving all compensation for the other executive officers, as such term is defined in Rule 16a-l promulgated under the Securities Exchange Act of 1934, as amended ("Executive Officers")

  •
  reviewing stock option, employee pension and benefit plans (401(k), employee stock purchase plan, etc.);

  •
  reviewing and approving the grant of perquisite benefits and related policies involving Executive Officers;

  •
  reviewing succession plans on a periodic basis as deemed appropriate by the Committee;

  •
  reviewing and approving Executive Officer and director indemnification and insurance matters; and

  •
  preparing and approving the Report of the Compensation Committee to be included as part of the Company's annual proxy statement.

        The Committee's responsibility for reviewing and approving employee benefit plans includes responsibility for general administration, periodic review of the plans, the setting of performance targets when appropriate, and approval of any and all changes, including termination of compensation plans when appropriate.

  IV.    Delegation of Duties

        In fulfilling its responsibilities, the Committee shall, subject to the following paragraphs, be entitled to delegate any or all of its responsibilities to a subcommittee consisting of one or more members of the Committee or to specified Executive Officers of the Company. All proposed delegations shall be adopted by a resolution of the Committee and, as appropriate, reviewed for compliance with the relevant plan and applicable legal requirements by the Company's legal, tax and accounting advisors before they are voted upon at meetings. The resolution shall specify which duties are being delegated, to whom the duties are delegated, and which oversight powers the Committee retains.

        The Committee shall not delegate any matters that involve executive compensation or any matters where it has determined such compensation is intended to comply with Section 162(m) of the Code ("Section 162(m)").

        The Committee shall, without delegation:

  •
  set and commit to writing any and all performance targets for all qualified performance-based compensation plans within the first 90 days of the performance period to which such target relates or, if shorter, within the period provided by Section 162(m) in order for such target to be "pre-established" within the meaning of Section 162(m);

  •
  certify that any and all performance targets used for any performance- based compensation plans have been met before payment of any executive bonus or compensation or exercise of any executive award granted under any such plan(s);

  •
  approve all amendments to Company equity-based and other qualified compensation plans;

  •
  grant any awards under any performance-based equity compensation plans to Executive Officers or current employees with the potential to become a Chief Executive Officer or an Executive Officer;

  •
  approve awards under the Company's stock option plan(s) to Executive Officers or current employees with the potential to become a Chief Executive Officer or an Executive Officer; and

  V.    Meetings and Procedures

        The Committee shall meet on a regularly-scheduled basis as it deems appropriate and on such other occasions as circumstances may dictate or the members of the Committee may from time to time determine. Meetings of the Committee shall be held upon call by the Chairperson. A quorum of the Committee shall consist of a majority of the members of the Committee in office at the time of any meeting and the vote of a majority of the members of the Committee present at the time of a vote, if a quorum is present at that time, shall be the act of the Committee. The Chairperson or, in his or her absence, another member chosen by the attending members, shall preside at each meeting and set the agendas for Committee meetings.

        All non-management directors that are not members of the Committee may attend and observe meetings of the Committee but may not vote and shall not participate in any discussion or deliberation unless invited to do so by the Committee. The Committee may, at its discretion, include in its meetings members of the Company's management, compensation, legal, tax and accounting advisors and any other personnel employed or retained by the Company or any other persons whose presence the Committee believes to be necessary or appropriate. Notwithstanding the foregoing, the Committee may also exclude from its meetings any persons it deems appropriate, including but not limited to, any non-management director that is not a member of the Committee.

        The Committee shall have the authority to establish its own rules and procedures for notice and conduct of its meetings so long as they are not inconsistent with any provisions of the Company's bylaws that are applicable to the Committee.

        The Committee shall have the sole authority, as it deems appropriate, to retain and/or replace, as needed, any independent counsel, compensation and benefits consultants and other outside experts or advisors that the Committee believes to be necessary or appropriate. The Committee may also utilize the services of the Company's regular legal counsel or other advisors to the Company. The Company shall provide for appropriate funding, as determined by the Committee, for payment of compensation to any such persons employed by the Committee.

        The Chairperson shall report to the Board following meetings of the Committee and as otherwise requested by the Chairman of the Board.

        The Committee shall maintain written minutes of its proceedings which shall be submitted to the Board and retained by the Secretary for inclusion in the Company's records.

*******************

EXHIBIT C

MOSSIMO, INC.

NOMINATING AND CORPORATE GOVERNANCE
COMMITTEE CHARTER

        This Nominating and Corporate Governance Committee Charter was adopted by the Board of Directors (the "Board") of Mossimo, Inc. (the "Company") on April 26, 2004.

  I.    Purpose

        The purposes of the Nominating and Corporate Governance Committee (the "Committee") are to:

  •
  identify qualified individuals to serve as Directors of the Company;

  •
  recommend to the Board a slate of directors for election or reelection as Directors by the stockholders at the annual meeting, as well as candidates to fill any vacancies that may occur on the Board from time to time;

  •
  make recommendations to the Board regarding the policies of the Company regarding corporate governance and business conduct and ethics; and

  •
  fulfill the other responsibilities described below, as well as such additional responsibilities as may be delegated to the Committee from time to time by the Board.

  II.    Membership and Term of Office

        The Committee shall be comprised of at least two directors as determined by the Board each of whom shall be independent under the applicable listing requirements of the Nasdaq Stock Market. The Board shall designate the Chairperson of the Committee.

  III.    Responsibilities

        The Committee shall have the power and duty to:

          1.     Review, at least annually, the structure of the Board to assure that the proper skills and experience are represented on the Board. The Committee has been instructed that Company's policy goal is to attempt to have at least a majority of the members of the Board be independent directors.

          2.     Recommend to the full Board:

    •
    nominees to fill vacancies on the Board as they occur; and

    •
    prior to each annual meeting of stockholders, a slate of nominees for election or reelection as Directors by the stockholders at the annual meeting.

          3.     Seek out and evaluate candidates to serve as Board members, and consider candidates submitted by stockholders of the Company in accordance with the notice provisions and procedures set forth in the by-laws of the Company and the applicable provisions of the federal securities laws. The criteria to be used by the Committee in considering candidates to serve as directors shall include:

    •
    commitment to ethical conduct and personal and professional integrity as evidenced through the person's business associations, service as a director or executive officer of other organizations, and/or education;

    •
    objective perspective and mature judgment developed through business experiences and/or educational endeavors;

    •
    the candidate's ability to work with other members of the Board of Directors and management to further our goals and increase stockholder value; the ability and commitment to devote sufficient time to carry out the duties and responsibilities as a director;

    •
    demonstrated experience at policy making levels in various organizations and in areas that are relevant to our activities;

    •
    the skills and experience of the potential nominee in relation to the capabilities already present on the Board of Directors; and

    •
    such other attributes, including independence, relevant in constituting a board that also satisfies the requirements imposed by the SEC and the Nasdaq Stock Market.

The Committee shall consider the importance of having at least one independent director with significant experience and expertise in retailing and at least one independent director with significant experience and expertise in finance, and such other attributes as shall be relevant in constituting a Board that also satisfies the requirements imposed by the Securities and Exchange Commission and the Nasdaq National Market.

          4.     Periodically make recommendations to the Board with respect to the size of the Board.

          5.     Recommend to the Board the membership of the committees of the Board.

          6.     Periodically make recommendations to the Board with respect to the compensation of Board members.

          7.     Make all determinations as to whether or not an individual is independent, taking into account any applicable regulatory requirements and such other factors as the Committee may deem appropriate; provided, however, that current employees of the Company shall not be deemed independent.

          8.     Make recommendations to the Board regarding corporate governance matters and practices, including formulating and periodically reviewing corporate governance guidelines to be adopted by the Board.

          9.     Review periodically with the Company's legal advisors, in light of changing conditions, new legislation and other developments, the Company's policies regarding business conduct and ethics, and make recommendations to the Board for such changes to the policy as the Committee shall deem appropriate.

          10.   Perform such other functions as may from time to time be delegated by the Board of Directors.

          11.   In conjunction with the full Board, undertake a periodic evaluation of the Committee.

          12.   The Committee shall conduct periodic reviews of the performance of all Board members, and shall consider the results of such reviews when it makes its recommendations to the Board with respect to membership on the Board.

  IV.    Meetings and Procedures

        The Committee shall meet on a regularly-scheduled basis as it deems appropriate and on such other occasions as circumstances may dictate or the members of the Committee may from time to time determine. Meetings of the Committee shall be held upon call by the Chairperson. A quorum of the

Committee shall consist of a majority of the members of the Committee in office at the time of any meeting and the vote of a majority of the members of the Committee present at the time of a vote, if a quorum is present at that time, shall be the act of the Committee. The Chairperson or, in his or her absence, another member chosen by the attending members, shall preside at each meeting and set the agendas for Committee meetings.

        All independent directors that are not members of the Committee may attend and observe meetings of the Committee but may not vote and shall not participate in any discussion or deliberation unless invited to do so by the Committee. The Committee may, at its discretion, include in its meetings members of the Company's management, compensation, legal, tax and accounting advisors and any other personnel employed or retained by the Company or any other persons whose presence the Committee believes to be necessary or appropriate. Notwithstanding the foregoing, the Committee may also exclude from its meetings any persons it deems appropriate, including but not limited to, any director that is not a member of the Committee.

        The Committee shall have the authority to establish its own rules and procedures for notice and conduct of its meetings so long as they are not inconsistent with any provisions of the Company's by-laws that are applicable to the Committee.

        The Chairperson shall report to the Board following meetings of the Committee and as otherwise requested by the Chairman of the Board.

        The Committee shall maintain written minutes of its proceedings which shall be submitted to the Board and retained by the Secretary for inclusion in the Company's records.

************

EXHIBIT D

MOSSIMO, INC.

CORPORATE GOVERNANCE GUIDELINES
April 26, 2004

INTRODUCTION

        The following Corporate Governance Guidelines (the "Guidelines") have been adopted by the Board of Directors (the "Board") of Mossimo, Inc. (the "Company") to assist the Board in the exercise of its responsibilities. These Guidelines reflect the Board's commitment to monitor the effectiveness of policy and decision making both at the Board and management level, with a view to enhancing shareholder value over the long term. The Guidelines are subject to modification from time to time by the Board.

BOARD SIZE AND INDEPENDENCE

        The Board will, by appropriate amendment to the by-laws, fix the exact number of directors at any time after considering the recommendation of the Nominating and Corporate Governance Committee.

        The Company's goal is that at least a majority of the directors shall be independent as defined by Nasdaq. For a director to be independent, the Nominating and Corporate Governance Committee must affirmatively determine that an individual is independent, taking into account any applicable regulatory requirements and such other factors as such Committee may deem appropriate; provided, however, that there shall be a five year "cooling off' period, during which they shall not be deemed independent, for the following individuals; (i) former employees of the Company, or of its independent auditor; (ii) former employees of any company whose compensation committee includes an officer of the Company; and (iii) immediate family members of the individuals specified in (i) and (ii) above. To the extent required by a legal requirement or the terms of the listing of the Company's stock, the full Board shall make the final determination on the independence status of any director after receipt of the foregoing determination by the Nominating and Corporate Governance Committee.

BOARD MEMBERSHIP

        The Nominating and Corporate Governance Committee has the responsibility for identifying and recommending to the Board individuals to serve as directors of the Company in accordance with its charter. Prior to making its recommendations for new board members, such Committee shall discuss the qualifications of the individuals being considered with the other directors and with the Chief Executive Officer of the Company.

        Directors who are officers of the Company and cease to serve as such and directors who change job responsibilities, are expected to submit an offer of resignation to the Board. Such offer shall be reviewed by the Nominating and Corporate Governance Committee, which shall make a recommendation to the Board as to whether or not such offer of resignation shall be accepted.

        The Nominating and Corporate Governance Committee shall consider all director nominations annually.

        The Board believes that variety in the lengths of service among the directors benefits the Company. Therefore, no term limits have been established.

RESPONSIBILITIES OF THE BOARD

        The Board shall have the responsibility to determine the types of operations that the Company will engage in, to elect the officers of the Company, to designate the executive officers of the Company under the Securities Exchange Act of 1934, and to generally oversee the management of the Company. The Board shall annually review and approve the business plan of the Company.

BOARD MEETINGS

        The Board shall meet at least quarterly and may meet more frequently if the Chairman deems it appropriate.

        Non-management directors shall meet without management in regular executive sessions at each Board meeting. The Chairperson of the Nominating and Corporate Governance Committee shall chair the meetings of the non-management directors.

LEAD INDEPENDENT DIRECTOR

        The Nominating and Corporate Governance Committee may designate a lead independent director if it deems it appropriate to do so.

BOARD COMMITTEES

        The Board utilizes an active committee structure. The standing Committees are the Audit, Compensation and Nominating and Corporate Governance Committees, each of which is to be chaired by, and comprised entirely of, independent directors. The Board also establishes appropriate ad hoc committees from time to time to supervise discrete Company activities.

COMMITTEE ASSIGNMENTS

        The Nominating and Corporate Governance Committee is charged with recommending committee assignments to the Board each year. In developing these recommendations, it takes into account the background and experiences of the individual members of the Board and the desirability of rotating assignments in appropriate situations. Director's compensation must be the sole remuneration from the Company for members of the Audit Committee.

BOARD AND COMMITTEE AGENDA

        The Chairman of the Board, in consultation with other Board members and senior management, develops the agenda for Board meetings. The Chairperson of the applicable committee, in consultation with the Chairman of the Board, sets the agenda for committee meetings.

DIRECTOR COMPENSATION

        The Nominating and Corporate Governance Committee shall periodically review director compensation and makes recommendations as appropriate to the full Board.

DIRECTOR EVALUATIONS

        The Nominating and Corporate Governance Committee shall conduct periodic reviews of the performance of all Board members, and shall consider the results of such reviews when it makes its recommendations to the Board with respect to membership on the Board.

BOARD EVALUATION OF THE CHIEF EXECUTIVE OFFICER

        The Compensation Committee shall periodically review the performance of the Chief Executive Officer. Such Committee is formally charged with setting performance goals for the Chief Executive Officer and other executive officers of the Company.

        The chairman of the Compensation Committee shall periodically report to the full Board on performance and compensation of the Chief Executive Officer.

DIRECTOR ACCESS TO MANAGERS AND OUTSIDE ADVISORS

        Each director may consult with any manager or employee of the Company or with any outside advisor to the Company at any time. If appropriate, it is expected that the director will inform the Chairman when significant issues are being discussed.

        The Board, as well as each Committee of the Board, shall have the right to retain, at the Company's expense, such outside advisors as the Board or applicable Committee shall deem appropriate and not inconsistent with the charter of any Committee.

STRATEGIC PLANNING

        The Board shall dedicate a substantial portion of one meeting per year to presentations by management and a discussion of the Company's strategic plan. The Board also expects management to periodically report to the Board on the Company's programs and actions to implement the strategic plan.

SUCCESSION PLANNING

        The Chief Executive Officer shall report periodically to the Board on succession planning for the executive officer positions in the Company.

BUSINESS CONDUCT POLICY

        The Company shall maintain a Code of Business Conduct, which shall be reviewed periodically by the Nominating and Corporate Governance Committee. Material waivers of the requirements of the Policy shall be subject to the approval of the Board, except that any waiver applicable to an executive officer shall be approved by the Board and, to the extent required by law, disclosed.

OUTSIDE DIRECTORSHIPS BY EXECUTIVE OFFICERS

        Each executive officer shall advise the Board, through the Secretary of the Company, of all of his or her directorships in publicly held companies. The Board may limit the number of such directorships for any executive officer if it believes that they will interfere with the executive officer's responsibilities to the Company.

PERIODIC REVIEW

        The Board reviews these guidelines from time to time.

*********

EXHIBIT E

MOSSIMO, INC.

CODE OF BUSINESS CONDUCT
April 26, 2004

        Mossimo, Inc.'s Code of Business Conduct ("Code") sets forth the guiding principles by which we operate our company and conduct our daily business with our shareholders, customers, vendors and with each other is intended as an overview of the Company's guiding principles and not as a restatement of Company policies and procedures.

        This Code cannot and is not intended to cover every applicable law or provide answers to all questions that might arise; for that we must ultimately rely on each person's good sense of what is right, including a sense of when it is proper to seek guidance from others on the appropriate course of conduct. Because our business depends upon the reputation of the Company and its directors, officers and employees for integrity and principled business conduct, in many instances this Code goes beyond the requirements of the law.

        These principles apply to all directors, officers and employees of Mossimo. It is the obligation of each and every director, officer and employee of Mossimo to become familiar with the goals and policies of the Company and integrate them into every aspect of our business. Our ethics are ultimately determined by all of us as we do our daily jobs. Our standard has been, and will continue to be, that of the highest ethical conduct.

  1.    Complying With Law and Code

        All employees, officers and directors of the Company should respect and comply with all of the laws, rules and regulations of the United States and other countries, and the states, counties, cities and other jurisdictions, in which the Company conducts its business or the laws, rules and regulations of which are applicable to the Company (collectively, the "Laws").

        Such legal compliance should include, without limitation, compliance with the "insider trading" prohibitions applicable to the Company and its employees, officers, and directors. Generally, employees, officers, and directors who have access to or knowledge of confidential or non-public information from or about the Company are not permitted to buy, sell, or otherwise trade in the Company's securities, whether or not they are using or relying upon that information. This restriction extends to sharing or tipping others about such information, especially since the individuals receiving such information might utilize such information to trade in the Company's securities. Company employees, officers, and directors are directed to discuss any questions they may have regarding the applicability of such "insider trading" prohibitions with the Company's Chief Financial Officer.

        Please consult with the Company's Chief Executive Officer or Chief Financial Officer immediately if you have questions about any of the Laws.

  2.    Conflicts of Interest

        All employees, officers, and directors of the Company should be scrupulous in avoiding a conflict of interest with the Company's interests (a "Conflict of Interest"). A Conflict of Interest exists whenever an individual's private interests interfere or conflict in any way (or even appear to interfere or conflict) with the interests of the Company. A Conflict of Interest can arise when an employee, officer, or director takes actions or has interests that may make it difficult to perform his or her Company work objectively and effectively. A Conflict of Interest may also arise when an employee, officer, or director, or members of his or her family, receives improper personal benefits as a result of his or her position in the Company, whether received from the Company or a third party.

        Conflicts of Interest are prohibited as a matter of Company policy, except under guidelines approved by the Board of Directors of the Company (the "Board") or committees of the Board. Conflicts of Interest may not always be clear-cut, so if you have any questions, you should immediately consult with the Company's Chief Executive Officer or Chief Operating Officer. Any employee, officer, or director who becomes aware of a Conflict of Interest or a Potential Conflict of Interest should bring it to the attention of a supervisor, manager, other appropriate personnel, Chief Executive Officer or Chief Financial Officer.

  3.    Corporate Opportunity

        Employees, officers, and directors are prohibited from (a) taking for themselves personally opportunities that properly belong to the Company or are discovered through the use of corporate property, information, or position; (b) using corporate property, information, or position for personal gain; and (c) competing with the Company.

        Employees, officers, and directors owe a duty to the Company to advance its legitimate interests when the opportunity to do so arises.

  4.    Confidentiality

        Employees, officers, and directors of the Company must maintain the confidentiality of confidential information entrusted to them by the Company or its suppliers or customers, except when disclosure is authorized by the Company or required by laws, regulations, or legal proceedings. Whenever feasible, employees, officers, and directors should consult with the Company's Chief Executive Officer or Chief Financial Officer if they believe they have a legal obligation to disclose confidential information. Confidential information includes all non-public information that might be of use to competitors of the Company, or harmful to the Company or its customers if disclosed.

  5.    Fair Dealing

        Each employee, officer, and director should endeavor to deal fairly with the Company's customers, suppliers, competitors, officers, and employees. None should take unfair advantage of anyone through manipulation, concealment, abuse of privileged information, misrepresentation of material facts or any other unfair dealing practice.

  6.    Protection And Proper Use Of Company Assets

        All employees, officers, and directors should protect the Company's assets and ensure their efficient use. Theft, carelessness, and waste have a direct impact on the Company's profitability. All Company assets should be used for legitimate business purposes.

  7.    Reporting Any illegal Or Unethical Behavior

        Employees are encouraged to talk to supervisors, managers, or other appropriate personnel about observed illegal or unethical behavior and, when in doubt, about the best course of action in a particular situation. Employees, officers, and directors who are concerned that violations of this Code or that other illegal or unethical conduct by employees, officers, or directors of the Company have occurred or may occur should either contact their supervisor or superiors. If they do not believe it appropriate or are not comfortable approaching their supervisors or superiors about their concerns or complaints, then they may contact the Company's Chief Executive Officer or Chief Financial Officer. If their concerns or complaints require confidentiality, including keeping their identity anonymous, then this confidentiality will be protected, subject to applicable law, regulation or legal proceedings.

  8.    No Retaliation

        The Company will not permit retaliation of any kind by or on behalf of the Company and its employees, officers, and directors against good faith reports or complaints of violations of this Code or other illegal or unethical conduct.

  8.    Special Ethics Obligations For Employees with Financial Reporting Responsibilities

        As a public company, it is of critical importance that the Company's filings with the Securities and Exchange Commission (the "Commission") be accurate and timely. Depending on their position with the Company, an employee, officer, or director may be called upon to provide necessary information to assure that the Company's public reports are complete, fair and understandable. The Company expects employees, officers, and directors to take this responsibility very seriously and to provide prompt accurate answers to inquiries related to the Company's public disclosure requirements.

        The Accounting Department bears a special responsibility for promoting integrity throughout the organization, with responsibilities to stakeholders both inside and outside of Mossimo. The Chief Executive Officer, the Chief Financial Officer and the Accounting Department personnel have a special role both to adhere to these principles themselves and also to ensure that a culture exists throughout the company as a whole that ensures the fair and timely reporting of Mossimo's financial results and condition. Because of this special role, the Chief Executive Officer, the Chief Financial Officer and all members of Mossimo's Accounting Department are bound by the following Financial Officer Code of Ethics, and each agrees that he or she will:

  •
  Act with honesty and integrity, avoiding actual or apparent conflicts of interest in personal and professional relationships.

  •
  Provide information that is accurate, timely, and understandable disclosure in reports and documents that Mossimo files with, or submits to, government agencies and in other public communications.

  •
  Comply with rules and regulations of federal, state, provincial and local governments, and other appropriate private and public regulatory agencies.

  •
  Respect the confidentiality of information acquired in the course of one's work except when authorized or otherwise legally obligated to disclose.

  •
  Share knowledge and maintain skills important and relevant to shareholder's needs.

  •
  Proactively promote and be an example of ethical behavior.

  •
  Achieve responsible use of and control over all assets and resources employed or entrusted.

  •
  Promptly report to the Chairman of the Audit Committee any conduct that the individual believes to be a violation of law or business ethics or of any provisions of the Code, including any transaction or relationship that reasonably could be expected to give rise to such a conflict.

  10.    Violations

        Violations of this Code, including failures to report potential violations by others, will be viewed as a severe disciplinary matter that may result in personnel action, including termination of employment. If you believe that a violation of the Code has occurred, please contact the Audit Committee of the Board of Directors.

  11.    Amendment, Modification And Waiver

        This Code may be amended, modified or waived by the Board, subject to the disclosure and other provisions of the Securities Exchange Act of 1934 (the "Exchange Act"), and the rules thereunder. The Company shall immediately disclose of any change to, or waiver from, this Code for its principal executive officer, chief operating officer, and senior financial officers in accordance with the Exchange Act and the rules and regulations of the Commission.

*********

MOSSIMO, INC.

Annual Meeting of Stockholders

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

        The undersigned hereby appoints Mossimo Giannulli, with unlimited power of substitution, as Proxy to represent the undersigned at the Annual Meeting of Stockholders of Mossimo, Inc., to be held on Friday, June 4, 2004, at The Fairmount Hotel located at 101 Wilshire Blvd, Santa Monica, CA 90401 at 5:00 p.m., or any adjournment or adjournments thereof, and to vote, as directed, all shares of Common Stock, which the undersigned would be entitled to vote if then personally present.

        Continued and to be Signed and Dated on the Reverse Side

	Please mark your votes as indicated in the example	☐
Proposal 1. To Elect (01) Brett White, as director of the Company to serve for a three-year term	FOR ☐	WITHHELD ☐

(Instruction: To withhold authority in vote for any individual nominee, write that nominee's name in the space provided below):

Proposal 2: In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any postponements or adjournments thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER, IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE NOMINEE FOR DIRECTOR AND AS SUCH PROXY DEEMS ADVISABLE ON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

1.	Do you plan to attend the Annual Meeting of Stockholders on June 4, 2004 at 5:00 p.m.?
	YES ☐	NO ☐
2.	Has your address changed? If so, please provide the new address below.

Signature                                                              Signature                                                               Date

NOTE: Please sign exactly as your name appears above. If stock is registered in the name of two or more persons, each should sign. Executors, administrators, trustees, guardians, attorneys, and corporate officers should show their full titles.

QuickLinks

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD JUNE 4, 2004
PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS JUNE 4, 2004
VOTING RIGHTS AND OUTSTANDING SHARES
ELECTION OF DIRECTORS
THE BOARD UNANIMOUSLY RECOMMENDS A VOTE "FOR" ITS NOMINEE
REPORT OF THE AUDIT COMMITTEE
CORPORATE GOVERNANCE
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
MANAGEMENT
EXECUTIVE COMPENSATION
Aggregated Option Exercises In Last Fiscal Year And Year-End Option Value
REPORT OF THE COMPENSATION COMMITTEE
INDEPENDENT AUDITORS
COMPARATIVE STOCK PERFORMANCE BY THE COMPANY
STOCKHOLDER PROPOSALS FOR 2005 ANNUAL MEETING
OTHER MATTERS
ANNUAL REPORT TO STOCKHOLDERS
EXHIBIT A
EXHIBIT B
COMPENSATION COMMITTEE CHARTER
EXHIBIT C
NOMINATING AND CORPORATE GOVERNANCE COMMITTEE CHARTER
EXHIBIT D
CORPORATE GOVERNANCE GUIDELINES April 26, 2004
EXHIBIT E
CODE OF BUSINESS CONDUCT April 26, 2004
MOSSIMO, INC.
Annual Meeting of Stockholders
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.